THE STATE UNIVERSITY OF NEW JERSEY
RUTGERS

Office of Corporate Liaison
and Technology Transfer
Rutgers, The State University
ASB III, 3 Rutgers Plaza, 3rd Floor
New Brunswick, NJ 08901-8559, USA

Corporate Contracts
Phone: 732/932-0115 x-3023
Fax: 732/932-0146
email: monahan@ocltt.rutgers.edu

February 22, 2006

Lynn Stockhamer
mPhase Technologies, Inc.
150 Clove Road, 11th Floor
Little Falls, NJ 07424

Re: Modification No. 01 to Cooperative Research Agreement (No Cost Extension)

Dear Lynn:

Enclosed is one fully executed copy of the above-referenced Modification No. 01 to the Cooperative Research Agreement dated July 15, 2005 between mPhase Technologies, Inc. and Rutgers, The State University of New Jersey.

Thank you for your assistance in this matter.

Sincerely,

Marian Monahan
Marian Monahan
Contract Grant Assistant

mm
enc.
cc: G. Amatucci

RUTGERS, THE STATE UNIVERSITY OF NEW JERSEY

OFFICE OF CORPORATE LIAISON AND TECHNOLOGY TRANSFER

COOPERATIVE RESEARCH AGREEMENT
Modification No. 01

Cooperative Research Agreement dated July 15, 2005 between Rutgers, The State University of New Jersey and mPhase Technologies Inc. related to the work of Dr. Glenn Amatucci on Lithium nano structured reserve battery is modified to include a no cost extension as follows:

Article 4. Period of Performance

Period of performance will be extended to August 1, 2006.

Article 6. Payment Schedule

a.(3) Final payment of $14,999 is due by August 1, 2006.

All other terms and conditions remain as originally stated.

RUTGERS, The State University of New Jersey

By: [signature]

William T. Adams
Director, OCLTT

Date: 2/22/06

mPhase Technologies Inc.

By: [signature]

Ronald A. Durando
CEO

Date: 2/15/06

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